SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18,1994


____________Central Fidelity Banks, Inc.________
(Exact name of registrant as specified in charter)


          Virginia                          _   54-1091649____
(State or other jurisdiction of            (I.R.S. Employer
     incorporation or organization)          Identification No.)


_________1021 East Cary Street, Richmond, Virginia    23219_
       (Address of principal executive offices)          (Zip Code)

___________________(804) 782-4000___________________
(Registrant's telephone number, including area code)





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Item 5. Other Events.

The Issuer announced that its Chairman and Co-Chief Executive Officer Carroll L. Saine died of natural causes today. Funeral arrangements are incomplete at this time. President and Co-Chief Executive Officer Lewis
N. Miller, Jr. will continue to oversee the operations of the Virginia bank holding Company.







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SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Central Fidelity Banks, Inc.
                                    (Registrant)



Date: August 18, 1994            /s/ James F. Campbell
                                     James F. Campbell
                            Senior Vice President & Controller